SUMMARY PROSPECTUS
Delaware VIP® Small Cap Value Series — Standard Class

April 29, 2011

Before you invest, you may want to review the Series’ statutory prospectus, which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders online at www.delawareinvestments.com/vip/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Series’ statutory prospectus and statement of additional information, both dated April 29, 2011, are each incorporated by reference into this summary prospectus.

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Small Cap Value Series seeks capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.73%
	Distribution and service (12b-1) fees	none
	Other expenses	0.10%
	Total annual series operating expenses	0.83%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$ 85
	3 years	$ 265
	5 years	$ 460
	10 years	$ 1,025

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 10% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in investments of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, the Manager considers the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt, and/or increase or initiate dividends. Under normal circumstances, at least 80% of the Series’ net assets will be in investments of small-capitalization companies (the 80% policy). The Series considers small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000® Index at the time of purchase. As of March 31, 2010, the Russell 2000® Index had a dollar-weighted, median market capitalization of $1.02 billion. The median market capitalization for this Index will change on a frequent basis. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Series’ investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a small capitalization for purposes of this 80% policy. The Series’ 80% policy can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates
Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk	The risk that securities or industries in a certain market — like the stock or bond market — will decline in value because of economic conditions, future expectations, or investor confidence.
Industry risk	The risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs; foreign economic conditions, or inadequate or different regulatory and accounting standards.

Liquidity risk
The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them, which may prevent the Manager from disposing of securities at a favorable time or price during periods of infrequent trading of such securities.

Counterparty risk	The risk that a counterparty to a derivative contract (such as a swap, future or option contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement.
Government and regulatory risk
The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures.

HOW HAS THE DELAWARE VIP® SMALL CAP VALUE SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 22.76% for the quarter ended September 30, 2009 and its lowest quarterly return was -24.32% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2010

	1 year	5 years	10 years
Delaware VIP Small Cap Value Series – Standard Class	32.27%	5.82%	10.21%
Russell 2000® Value Index	24.50%	3.52%	8.42%
(reflects no deduction for fees, expenses, or taxes)

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio manager	Title with Delaware Management Company	Start date on the Series
Christopher S. Beck, CFA	Senior Vice President, Chief Investment Officer – Small-Cap Value Equity	May 1997

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Investment Company Act File No. 811-05162